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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



   DATE OF REPORT (Date of earliest event reported):        FEBRUARY 11, 2002


                   KANEB PIPE LINE OPERATING PARTNERSHIP, L.P.

               (Exact name of registrant as specified in charter)



   DELAWARE                       333-76138                      75-2287683
  (State of                      (Commission                  (I.R.S. Employer
Incorporation)                    File No.)                  Identification No.)


      2435 NORTH CENTRAL EXPRESSWAY
           RICHARDSON, TEXAS                                       75080
(Address of Principal Executive Offices)                         (Zip Code)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 699-4000


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ITEM 5.   OTHER EVENTS.

On February 11, 2002 Kaneb Pipe Line Partners, L.P. issued a press release reporting its financial results for the year 2001. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The foregoing description is qualified by reference to such exhibit.


ITEM 7 (c).  EXHIBITS.


         Exhibit 99.1 Press Release dated February 11, 2002.









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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KANEB PIPE LINE OPERATING
                                        PARTNERSHIP, L.P.

                                        By: Kaneb Pipe Line Company LLC,
                                            General Partner



Dated February 13, 2002                         /s/ EDWARD D. DOHERTY
                                        ----------------------------------------
                                                    Edward D. Doherty
                                               Chairman of the Board and
                                                Chief Executive Officer






                                INDEX TO EXHIBITS





        99.1         Press Release dated February 11, 2002.







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